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                             HONEYWELL FINANCE B.V.

                            HONEYWELL CANADA LIMITED

                                                                         ISSUERS

                                HONEYWELL INC.,

                                                                       GUARANTOR

                                      AND

                            THE CHASE MANHATTAN BANK

                                                                         TRUSTEE

                            ------------------------

                                   Indenture

                           Dated as of July 15, 1996

                            ------------------------

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                                       i

                               TABLE OF CONTENTS

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RECITALS...................................................................................................           1
ARTICLE ONE -- DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.....................................           1
  SECTION 101. Definitions.................................................................................           1
  Act......................................................................................................           2
  Additional Amounts.......................................................................................           2
  Affiliate................................................................................................           2
  Attributable Debt........................................................................................           2
  Authenticating Agent.....................................................................................           3
  Bankruptcy Law...........................................................................................           3
  Board of Directors.......................................................................................           3
  Board of Resolution......................................................................................           3
  Business Day.............................................................................................           3
  Canadian Issuer..........................................................................................           3
  Commission...............................................................................................           3
  Consolidated Net Tangible Assets.........................................................................           4
  Corporate Trust Office...................................................................................           4
  Corporation..............................................................................................           4
  Debt.....................................................................................................           4
  Defaulted Interest.......................................................................................           4
  Depositary...............................................................................................           4
  Dutch Issuer.............................................................................................           4
  Event of Default.........................................................................................           4
  Exchange Act.............................................................................................           4
  Funded Debt..............................................................................................           4
  Global Security..........................................................................................           4
  Guaranteed Obligations...................................................................................           4
  Guarantor................................................................................................           4
  Guarantor Request........................................................................................           5
  Guarantor Order..........................................................................................           5
  Guarantee................................................................................................           5
  Holder...................................................................................................           5
  Indenture................................................................................................           5
  Interest.................................................................................................           5
  Issuer...................................................................................................           5
  Issuer Jurisdiction......................................................................................           5
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  Issuer Request...........................................................................................           5
  Issuer Order.............................................................................................           5
  Interest Payment Date....................................................................................           5
  Lien.....................................................................................................           5
  Liens....................................................................................................           5
  Maturity.................................................................................................           6
  Officers' Certificate....................................................................................           6
  Opinion of Counsel.......................................................................................           6
  Original Issue Discount Security.........................................................................           6
  Outstanding..............................................................................................           6
  Paying Agent.............................................................................................           7
  Periodic Offering........................................................................................           7
  Person...................................................................................................           7
  Place of Payment.........................................................................................           7
  Predecessor Security.....................................................................................           7
  Principal Property.......................................................................................           7
  Redemption Date..........................................................................................           8
  Redemption Price.........................................................................................           8
  Regular Record Date......................................................................................           8
  Required Currency........................................................................................           8
  Responsible Officer......................................................................................           8
  Restricted Subsidiary....................................................................................           8
  Sale and Leaseback Transaction...........................................................................           8
  Securities...............................................................................................           8
  Security Register........................................................................................           8
  Security Registrar.......................................................................................           8
  Special Record Date......................................................................................           8
  Stated Maturity..........................................................................................           8
  Subsidiary...............................................................................................           8
  Trustee..................................................................................................           9
  Trust Indenture Act......................................................................................           9
  TIA......................................................................................................           9
  U.S. Government Obligations..............................................................................           9
  Vice President...........................................................................................           9
  Voting Stock.............................................................................................           9
  SECTION 102. Compliance Certificates and Opinions........................................................           9
  SECTION 103. Form of Document Delivered to Trustee.......................................................          10
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  SECTION 104. Acts of Holders.............................................................................          10
  SECTION 105. Notices, Etc., to Trustee, Issuers and Guarantor............................................          11
  SECTION 106. Notice to Holders; Waiver...................................................................          11
  SECTION 107. Compliance with Trust Indenture Act.........................................................          12
  SECTION 108. Effect of Headings and Table of Contents....................................................          12
  SECTION 109. Successors and Assigns......................................................................          12
  SECTION 110. Separability Clause.........................................................................          12
  SECTION 111. Benefits of Indenture.......................................................................          12
  SECTION 112. Governing Law...............................................................................          12
  SECTION 113. Legal Holidays..............................................................................          13
  SECTION 114. Language of Notices, Etc....................................................................          13
  SECTION 115. Appointment of Agent for Service............................................................          13

ARTICLE TWO -- SECURITY FORMS..............................................................................          13
  SECTION 201. Forms Generally.............................................................................          13
  SECTION 202. Form of Trustee's Certificate of Authentication.............................................          14

ARTICLE THREE -- THE SECURITIES............................................................................          15
  SECTION 301. Amount Unlimited; Issuable in Series........................................................          15
  SECTION 302. Denominations...............................................................................          17
  SECTION 303. Execution, Authentication, Delivery and Dating..............................................          17
  SECTION 304. Temporary Securities........................................................................          20
  SECTION 305. Registration, Registration of Transfer and Exchange.........................................          21
  SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities............................................          22
  SECTION 307. Payment of Interest; Interest Rights Preserved..............................................          23
  SECTION 308. Persons Deemed Owners.......................................................................          24
  SECTION 309. Cancellation................................................................................          24
  SECTION 310. Computation of Interest.....................................................................          25
  SECTION 311. Payment to be in Proper Currency............................................................          25

ARTICLE FOUR -- SATISFACTION AND DISCHARGE.................................................................          25
  SECTION 401. Satisfaction and Discharge Indenture........................................................          25
  SECTION 402. Application of Trust Money..................................................................          26
  SECTION 403. Defeasance and Discharge of Indenture.......................................................          26

ARTICLE FIVE -- REMEDIES...................................................................................          28
  SECTION 501. Events of Default...........................................................................          28
  SECTION 502. Acceleration of Maturity; Rescission and Annulment..........................................          30
  SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.............................          30
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  SECTION 504. Trustee May File Proofs of Claim............................................................          31
  SECTION 505. Trustee May Enforce Claims Without Possession of Securities.................................          32
  SECTION 506. Application of Money Collected..............................................................          32
  SECTION 507. Limitation on Suits.........................................................................          32
  SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest...................          33
  SECTION 509. Restoration of Rights and Remedies..........................................................          33
  SECTION 510. Rights and Remedies Cumulative..............................................................          33
  SECTION 511. Delay of Omission Not Waiver................................................................          34
  SECTION 512. Control by Holders..........................................................................          34
  SECTION 513. Waiver of Past Defaults.....................................................................          34
  SECTION 514. Undertaking for Costs.......................................................................          35
  SECTION 515. Waiver of Stay or Extension Laws............................................................          35

ARTICLE SIX -- THE TRUSTEE.................................................................................          35
  SECTION 601. Certain Duties and Responsibilities.........................................................          35
  SECTION 602. Notice of Defaults..........................................................................          35
  SECTION 603. Certain Rights of Trustee...................................................................          36
  SECTION 604. Not Responsible for Recitals or Issuance of Securities......................................          37
  SECTION 605. May Hold Securities.........................................................................          37
  SECTION 606. Money Held in Trust.........................................................................          37
  SECTION 607. Compensation and Reimbursement..............................................................          37
  SECTION 608. Disqualification; Conflicting Interests.....................................................          38
  SECTION 609. Corporate Trustee Required; Eligibility.....................................................          38
  SECTION 610. Resignation and Removal; Appointment by Successor...........................................          38
  SECTION 611. Acceptance of Appointment by Successor......................................................          40
  SECTION 612. Merger, Conversion, Consolidation or Succesion to Business..................................          41
  SECTION 613. Preferential Collection of Claims Against Issuers or Guarantor..............................          41
  SECTION 614. Appointment of Authenticating Agent.........................................................          41

ARTICLE SEVEN -- HOLDERS' LISTS AND REPORTS BY TRUSTEE, ISSUERS AND THE GUARANTOR..........................          43
  SECTION 701. Issuers and Guarantor to Furnish Trustee Names and Addresses of Holders.....................          43
  SECTION 702. Preservation of Information; Communications to Holders......................................          43
  SECTION 703. Reports by Trustee..........................................................................          43
  SECTION 704. Reports by Issuers and Guarantor............................................................          44
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ARTICLE EIGHT -- CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE......................................          44
  SECTION 801. Issuer or Guarantor May Consolidate, Etc., Only on Certain Terms............................          44
  SECTION 802. Successor Substituted.......................................................................          45
  SECTION 803. Assumption by Guarantor or Subsidiary of Issuer's Obligations...............................          45

ARTICLE NINE -- SUPPLEMENTAL INDENTURES....................................................................          46
  SECTION 901. Supplemental Indentures Without Consent of Holders..........................................          46
  SECTION 902. Supplemental Indentures with Consent of Holders.............................................          47
  SECTION 903. Execution of Supplemental Indentures........................................................          49
  SECTION 904. Effect of Supplemental Indentures...........................................................          49
  SECTION 905. Conformity with Trust Indenture Act.........................................................          49
  SECTION 906. Reference in Securities to Supplemental Indentures..........................................          49
  SECTION 907. Notice of Supplemental Indentures...........................................................          49

ARTICLE TEN -- COVENANTS...................................................................................          50
  SECTION 1001. Payment of Principal, Premium and Interest; Performance under Guarantee....................          50
  SECTION 1002. Maintenance of Office or Agency............................................................          50
  SECTION 1003. Money for Securities Payments to Be Held in Trust..........................................          50
  SECTION 1004. Existence..................................................................................          52
  SECTION 1005. Maintenance of Properties..................................................................          52
  SECTION 1006. Payment of Taxes and Other Claims..........................................................          52
  SECTION 1007. Restriction on Secured Debt................................................................          52
  SECTION 1008. Restriction on Sale and Leaseback Transactions.............................................          54
  SECTION 1009. Defeasance of Certain Obligations..........................................................          55
  SECTION 1010. Waiver of Certain Covenants................................................................          56
  SECTION 1011. Additional Amounts.........................................................................          57

ARTICLE ELEVEN -- REDEMPTION OF SECURITIES.................................................................          58
  SECTION 1101. Applicability of Article...................................................................          58
  SECTION 1102. Election to Redeem; Notice to Trustee......................................................          58
  SECTION 1103. Selection by Trustee of Securities to Be Redeemed..........................................          58
  SECTION 1104. Notice of Redemption.......................................................................          59
  SECTION 1105. Deposit of Redemption Price................................................................          59
  SECTION 1106. Securities Payable on Redemption Date......................................................          59
  SECTION 1107. Securities Redeemed in Part................................................................          60
  SECTION 1108. Optional Redemption Due to Changes in Tax Treatment........................................          60
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ARTICLE TWELVE -- SINKING FUNDS............................................................................          61
  SECTION 1201. Applicability of Article...................................................................          61
  SECTION 1202. Satisfaction of Sinking Fund Payments with Securities......................................          61
  SECTION 1203. Redemption of Securities for Sinking Fund..................................................          61

ARTICLE THIRTEEN -- GUARANTEE OF SECURITIES................................................................          62
  SECTION 1301. Guarantee..................................................................................          62
  SECTION 1302. Execution and Delivery of Guarantees.......................................................          63
  SECTION 1303. Guarantee Unconditional, etc...............................................................          63
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    INDENTURE,  dated  as of  July  15, 1996,  among  HONEYWELL FINANCE  B.V., a corporation duly  organized  and existing  under  the laws  of  The  Netherlands
(herein  called the  "Dutch Issuer"),  having its  principal office  at 1101 EA,
Amsterdam, Z'O'E', The Netherlands, HONEYWELL CANADA LIMITED, a corporation duly organized and existing under the laws of the province of Ontario, Canada (herein
called  the  "Canadian  Issuer"  and,  together  with  the  Dutch  Issuer,   the
"Issuers"),  having its  principal office  at The  Honeywell Center,  155 Gordon
Baker Road, North York, Ontario, Canada, M2H 3N7, HONEYWELL INC., a  corporation duly  organized and  existing under  the laws of  the State  of Delaware (herein called the  "Guarantor"),  having  its  principal  office  at  Honeywell  Plaza,
Minneapolis,  Minnesota 55408, and THE CHASE  MANHATTAN BANK, a national banking association duly organized and existing under the laws of the United States, not individually but solely as Trustee (herein called the "Trustee").

                                    RECITALS

    Each of the Issuers has duly authorized its execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

    The Guarantor desires to make the Guarantees provided for herein.

    All things necessary to make this Indenture a valid agreement of the Issuers and the Guarantor, in accordance with its terms, have been done.

    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

    For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                  ARTICLE ONE
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

    SECTION 101.  DEFINITIONS.

    For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) any gender used in this Indenture shall be deemed and construed to include correlative words of the masculine, feminine or neuter gender;

         (4) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and
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                                       2

         (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

    Certain terms, used principally in Article Six, are defined in that Article.

    "Act",  when used with respect  to any Holder, has  the meaning specified in
Section 104.

    "Additional Amounts" with respect to the Securities of any series of an issuer means such additional amounts as may be necessary in order that the net amounts paid to the holders of such Securities or the applicable Trustee, after deduction or withholding of any taxes, levies, imposts, assessments or other governmental charges required by the Issuer Jurisdiction, shall equal the respective amounts of principal of and any premium and interest to which the
Holders of such Securities or the applicable Trustee are then currently entitled; provided, however, that such Additional Amounts shall not include (i) the amount of any such tax, levy, impost, assessment or other governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein; (ii) the amount of any such tax, levy, impost, assessment or other governmental charge which would not be payable or due but for (A) the existence of any present or former connection between such Holder and the Issuer Jurisdiction, including, without limitation, such Holder being or having been a citizen, national or resident thereof, or being or having been engaged in business or present therein or having or having had a permanent establishment therein, but not including the mere holding or ownership of a debt security, or the collection of principal of and interest on, or the enforcement of, a debt security, or (B) the presentation of such Security for payment more than 30 days after the date on which such payment became due or was provided for, whichever is later; (iii) the amount of any estate, inheritance, gift,
sale,   transfer,  personal  property  or   similar  tax,  assessment  or  other
governmental charge or any other tax, levy, impost, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of and any premium or interest on, such Securities; (iv) the amount of any such tax, levy, impost, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of any such Security with a request of the applicable Issuer or the Guarantor addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, which in the case of (x) or
(y), is required or imposed by a statute, treaty, regulation or administrative practice of the Issuer Jurisdiction as a precondition to exemption from all or part of such tax, levy, impost, assessment or other governmental charge; or (v) any combination of items (i), (ii), (iii) and (iv).

    "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

    "Attributable Debt" in respect of any Sale and Leaseback Transaction means, at the date of determination, the present value (discounted at the rate of interest implicit in the
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                                       3
terms of the lease) of the obligation of the lessee for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended). "Net rental payments" under any lease for any period means the sum of the rental and other payments required to be paid in such period by the lessee thereunder, excluding any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges.

    "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

    "Bankruptcy Law" means any United States Federal or State, Canadian federal or provincial or Netherlands, as the case may be, bankruptcy, insolvency, reorganization or other similar law.

    "Board of Directors", when used with reference to any of the Issuers or the Guarantor, means the board of directors (or in the case of the Dutch Issuer, the Board of Managing Directors) of such Issuer or the Guarantor, as the case may be, or any duly authorized committee appointed by such board of such Issuer or the Guarantor.

    "Board Resolution", when used with reference to any of the Issuers or the Guarantor, means a copy of a resolution certified by the Secretary or an Assistant Secretary of such Issuer or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors thereof and to be in full force and effect on the date of such certification. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including establishment of any series of the Securities and the forms and terms thereof) of an Issuer or the Guarantor, such action may be taken by any committee, officer or employee of such Issuer or the Guarantor, as the case may be, authorized to take such action by a Board Resolution.

    "Business Day", when used with respect to any Place of Payment for any Security, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions generally in that Place of Payment are authorized or obligated by law or executive order to close, unless otherwise specified in such Security.

    "Canadian Issuer" means a Person named as the "Canadian Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Canadian Issuer" shall mean such successor Person.

    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
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                                       4

    "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any indebtedness for money borrowed having a maturity of less than 12 months from the date of the most recent consolidated balance sheet of the Guarantor but which by its terms is renewable or extendable beyond 12 months from such date at the option of the borrower) and (b) all goodwill, trade names, patents, unamortized debt discount and expense and any other like intangibles, all as set forth on the most recent consolidated balance sheet of the Guarantor and computed in accordance with generally accepted accounting principles.

    "Corporate Trust Office" means the office of the Trustee in The City of New York, New York at which at any particular time its corporate trust business shall be principally administered, which office is, at the date of this Indenture, located at 4 Chase MetroTech Center, 3rd Floor, Brooklyn, New York 11245, Attention: Global Trust Services.

    "Corporation" includes corporations, associations, companies, joint stock companies and business trusts.

    "Debt" has the meaning specified in Section 1007.

    "Defaulted Interest" has the meaning specified in Section 307.

    "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the clearing agency registered under the Exchange Act, specified for that purpose as contemplated by Section 301 or any successor clearing agency registered under the Exchange Act as contemplated by Section 305, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of such series.

    "Dutch Issuer" means a Person named as the "Dutch Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Dutch Issuer" shall mean such successor Person.

    "Event of Default" has the meaning specified in Section 501.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Funded Debt" means Debt which by its terms matures at or is extendible or renewable at the option of the obligor to a date more than 12 months after the date of the creation of such Debt.

    "Global Security" means a Security evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

    "Guaranteed Obligations" shall have the meaning set forth in Section 1301

    "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

    "Guarantor Request" or "Guarantor Order" means a written request or order signed in the name of the Guarantor by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee.

    "Guarantee" means the guarantee of the Guarantor pursuant to Article Thirteen hereof, as such guarantee may be amended, modified or supplemented from time to time.

    "Holder" means a Person in whose name a Security is registered in the Security Register.

    "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument due to the appointment of one or more separate Trustees for any one or more separate series of Securities pursuant to
Section 610(e), "Indenture" shall mean, with respect to such series of Securities for which any such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

    "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

    "Issuer" means any of the Persons named an "Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

    "Issuer Jurisdiction" means the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which an Issuer is incorporated or is resident for tax purposes.

    "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the applicable Issuer by, in the case of the Canadian Issuer, its President or a Vice President, and by its Treasurer, its Secretary or an Assistant Secretary, or, in the case of the Dutch Issuer, two of its Managing Directors, and delivered to the Trustee.

    "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

    "Lien" or "Liens" has the meaning specified in Section 1007.

    "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of such principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

    "Officers' Certificate" means a certificate signed by, in the case of the Canadian Issuer or the Guarantor, the President or a Vice President of such Issuer or the Guarantor, as the case may be, and by the Treasurer, the Secretary or an Assistant Secretary of such Issuer or the Guarantor, as the case may be, or, in the case of the Dutch Issuer, two Managing Directors of such Issuer, and delivered to the Trustee.

    "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the applicable Issuer or the Guarantor, as the case may be.

    "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

    "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

        (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the applicable Issuer) in trust or set aside and segregated in trust by the applicable Issuer (if such Issuer shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

        (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the applicable Issuer; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units that shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 301 as of the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent, determined as of the date of original issuance of such

                                       7
    Security, of the amount determined as provided in (i) above) of such Security as determined by the applicable Issuer pursuant to Section 301, and
    (iii) Securities owned by any of the Issuers, the Guarantor or any other obligor upon the Securities or any Affiliate of the applicable Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not an Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of an Issuer, the Guarantor or of such other obligor.

    "Paying Agent" means any Person authorized by the applicable Issuer to pay the principal of (and premium, if any) and/or interest on any Securities on behalf of such Issuer.

    "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including without limitation the rate or rates of interest (or formula for determining the rate or rates of interest), if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the applicable Issuer or its agents upon the issuance of such Securities.

    "Person" means  any  individual, corporation,  partnership,  joint  venture,
association,   joint  stock  company,   trust,  unincorporated  organization  or
government or any agency or political subdivision thereof.

    "Place of Payment", when used with respect to the Securities of any series of an Issuer, means the place or places where the principal of (and premium, if any) and/or interest on the Securities of that series of the Issuer are payable, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon such Issuer or the Guarantor in respect of the Securities of that series and this Indenture may be served.

    "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

    "Principal Property" means any manufacturing plant located within the United States of America (other than its territories or possessions) and owned by the Guarantor or any Subsidiary, the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 1% of Consolidated Net Tangible Assets of the Guarantor, except any such plant (i) which is financed by obligations issued by a State or local governmental unit pursuant to Section 142(a)(5), 142(a)(6), 142(a)(8) or 144(a) of the Internal Revenue Code of 1986, or any successor provision thereof, or (ii) which is not of material importance to the business conducted by the Guarantor and its

                                       8
Subsidiaries, taken as a whole (as determined by any two of the following: the Chairman or a Vice Chairman of the Board of the Guarantor, its President, its Chief Financial Officer, its Vice President of Finance, its Treasurer or its Controller).

    "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

    "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

    "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

    "Required Currency" has the meaning specified in Section 311.

    "Responsible Officer", means when used with respect to the Trustee, any officer of the Trustee assigned to the Corporate Trust Office including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, Managing Director or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

    "Restricted Subsidiary" means any Subsidiary which owns or leases a Principal Property.

    "Sale and Leaseback Transaction" has the meaning specified in Section 1008.

    "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

    "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

    "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

    "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

    "Subsidiary" means any corporation of which securities (excluding securities entitled to vote for directors only by reason of the occurrence of a contingency) entitled to elect at least a majority of the corporation's directors shall at the time be owned, directly or indirectly, by the Guarantor, or one or more Subsidiaries, or by the Guarantor and one or more Subsidiaries.

    "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

    "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

    "U.S. Government Obligations" means direct obligations of the United States of America, backed by its full faith and credit.

    "Vice President", when used with respect to an Issuer or the Guarantor, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president", of such Issuer or the Guarantor.

    "Voting Stock", when used with respect to a corporation, means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation (irrespective of whether at the time stock or securities of any other class or classes shall have or might have voting power by reason of the occurrence of any contingency).

    SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

    Upon any application or request by an Issuer or the Guarantor to the Trustee to take any action under any provision of this Indenture, the applicable Issuer or Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

         (4) a statement whether, in the opinion of each such individual, such condition or covenant has been complied with.

    SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

    Any certificate or opinion of any officer of an Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of such Issuer or the Guarantor stating that the information with respect to such factual matters is in the possession of such Issuer or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

    SECTION 104.  ACTS OF HOLDERS.

    (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the applicable Issuer or Issuers and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and such Issuer or Issuers and the Guarantor, if made in the manner provided in this Section.

    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

    (c) The ownership of Securities shall be proved by the Security Register. Each of the Issuers and the Guarantor may fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the applicable Issuer or the Guarantor prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be, or such other date as required by statute governing the applicable Issuer. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

    (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the applicable Issuer or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

    SECTION 105.  NOTICES, ETC., TO TRUSTEE, ISSUERS AND GUARANTOR.

    Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by an Issuer or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with a Responsible Officer of the Trustee at its Corporate Trust Office, Attention: Global Trust Services, or

         (2) an Issuer or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, in the case of an Issuer, international air mail postage prepaid, addressed to such at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by such Issuer and, in the case of the Guarantor, first-class postage prepaid and addressed to it at the address of its principal office specified in the first paragraph of this instrument (Attention: Treasurer).

    SECTION 106.  NOTICE TO HOLDERS; WAIVER.

    Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed,

                                       12
to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made by or with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

    SECTION 107.  COMPLIANCE WITH TRUST INDENTURE ACT.

    This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of this Indenture. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

    SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

    SECTION 109.  SUCCESSORS AND ASSIGNS.

    All covenants and agreements in this Indenture by the Issuer, the Guarantor or the Trustee shall bind their respective successors and assigns, whether so expressed or not.

    SECTION 110.  SEPARABILITY CLAUSE.

    In case any provision in this Indenture or in the Securities or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

    SECTION 111.  BENEFITS OF INDENTURE.

    Nothing in this Indenture or in the Securities or the Guarantees, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Securities Registrar, and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

    SECTION 112.  GOVERNING LAW.

    THIS INDENTURE AND THE SECURITIES AND THE GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    SECTION 113.  LEGAL HOLIDAYS.

    Except as may be otherwise specified with respect to any particular Securities, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

    SECTION 114.  LANGUAGE OF NOTICES, ETC.

    Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language in the country of publication.

    SECTION 115.  APPOINTMENT OF AGENT FOR SERVICE.

    By the execution and delivery of this Indenture, each of the Issuers hereby appoints the Guarantor as its agent upon which process may be served in any legal action or proceeding which may be instituted in Federal or State court in the Borough of Manhattan, The City of New York, arising out of or relating to the Securities, the Guarantees or this Indenture, but for that purpose only. Service of process upon such agent at the office of Corporation Service Company, 500 Central Avenue, Albany, New York 12203-2290, and written notice of said service to such Issuer by the Person servicing the same addressed as provided by
Section 105, shall be deemed in every respect effective service of process upon such Issuer in any such legal action or proceeding, and each of the Issuers hereby irrevocably submits to the nonexclusive jurisdiction of any such court in which any such legal action or proceeding is so instituted. Such appointment shall be irrevocable so long as the Holders of Securities shall have any rights pursuant to the terms thereof or of this Indenture until the appointment of a successor agent by the Guarantor or such Issuer with the consent of the Trustee and such successor's acceptance of such appointment. Each of the Issuers further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent or successor, and agrees to waive all objections to the venue and jurisdiction of any such court in which such legal action or proceeding is so instituted.

                                  ARTICLE TWO
                                 SECURITY FORMS

    SECTION 201.  FORMS GENERALLY.

    The Securities of each series shall be substantially in such form or forms (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions of the applicable Issuer and set forth in an Officers' Certificate or established by one or more indentures supplemental hereto, in each case with such appropriate insertions,

                                       14
omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If a form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by, in the case of the Canadian Issuer, the Secretary or an Assistant Secretary of the Canadian Issuer or, in the case of the Dutch Issuer, two Managing Directors of the Dutch Issuer, and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 303 for the authentication and delivery of such Securities.

    The Guarantees by the Guarantor to be endorsed on the Securities of each series of each Issuer shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to a Board Resolution of the Guarantor, or in one or more indentures supplemental hereto, pursuant to
Section 301, in each case with such appropriate insertions, omissions, substitutions and other corrections as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers delivering such Guarantees, all as evidenced by such delivery. If the form of Guarantees by the Guarantor to be endorsed on the Securities of each series of each Issuer is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Guarantor and delivered to the Trustee at or prior to the delivery of the Guarantor Order contemplated by Section 303 for the authentication and delivery of such Securities.

    The Trustee's certificates of authentication shall be in substantially the form set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

    The definitive Securities and Guarantees endorsed thereon may be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

    SECTION 202.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

    This is one of the Securities of the series designated therein and issued pursuant to the within-mentioned Indenture.

                                          THE CHASE MANHATTAN BANK
                                                                      as Trustee
                                          By ___________________________________
                                                     Authorized Officer

                                 ARTICLE THREE
                                 THE SECURITIES

    SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.

    The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

    The Securities may be issued in one or more series. There shall be established by or pursuant to a Board Resolution of the applicable Issuer and the Guarantor and, subject to Section 303, set forth or determined in the manner provided in an Officers' Certificate or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series of such Issuer (except as provided in the last paragraph of this Section 301),

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

         (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in lieu of, other Securities of the series pursuant to
    Section 304, 305, 306, 906, 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

         (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

         (4) the date or dates on which the principal or installments of principal of the Securities of the series is or are payable and any rights to extend such date or dates;

         (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the formula pursuant to which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

         (6) the place or places where the principal of and any premium and interest on Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer or exchange and notices and demands to or upon the applicable Issuer and the Guarantor with respect to the Securities of the series, the Guarantees and this Indenture may be served;

         (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the applicable Issuer or the Guarantor (including the period referred to in Section 1108);

         (8) other than with respect to any redemption of Securities pursuant to
    Section 1108, the obligation, if any, of the applicable Issuer to redeem or purchase Securities

                                       16
    of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

         (9) if other than denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000, the denominations in which Securities of the series shall be issuable;

       (10) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable, if other than the currency of the United States of America, the manner of determining the U.S. dollar equivalent of the principal amount thereof for purposes of the definition of "Outstanding" in
    Section 101, and, if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the applicable Issuer or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

       (11) any other event or events of default applicable with respect to Securities of the series in addition to or in lieu of those provided in
    Section 501(1)-(7);

       (12) if less than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

       (13) whether the Securities of the series shall be issued in whole or  in part in the form of one or more Global Securities and, if so, (a) the Depositary with respect to such Global Security or Securities and (b) the circumstances under which any such Global Security may be exchanged for Securities registered in the name of, and any transfer of such Global Security may be registered to, a Person other than such Depositary or its nominee, if other than as set forth in Section 305;

       (14) if principal of or any premium or interest on the Securities of a series is denominated or payable in a currency, currencies or currency units other than the currency of the United States of America, whether and under what terms and conditions the applicable Issuer and the Guarantor may be discharged from obligations pursuant to Sections 403 and 1009 with respect to Securities of such series;

       (15) whether and under what circumstances the applicable Issuer will not pay Additional Amounts on the Securities of the series as provided in
    Section 1011 and will not have the option to redeem such Securities rather than pay such Additional Amounts as provided in Section 1108;

       (16)  any other covenants with respect  to the Securities of such series;
    and

       (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

    All Securities of any one series (other than Securities offered in a Periodic Offering) shall be substantially identical except as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution referred to above and, subject to Section 303, set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

    If any of the terms of the series are established by action taken pursuant to a Board Resolution of the applicable Issuer or the Guarantor, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of such Issuer or the Guarantor and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

    With respect to Securities of a series offered in a Periodic Offering, such Board Resolution and Officers' Certificate or supplemental indenture may provide general terms or parameters for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in an Issuer Order and Guarantor Order or that such terms shall be determined by the applicable Issuer or the Guarantor or its agents in accordance with other procedures specified in an Issuer Order or Guarantor Order as contemplated by the third paragraph of Section 303.

    Section 302.  DENOMINATIONS.

    Unless otherwise provided in the applicable Officers' Certificate or supplemental indenture, the Securities of each series shall be issued in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of U.S. $1,000 or any amount in excess thereof which is an integral multiple of U.S. $1,000.

    Section 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

    The Securities shall be executed on behalf of the applicable Issuer, in the case of the Canadian Issuer, by its President, Treasurer or one of its Vice Presidents, attested by its Secretary or its Assistant Secretary, and, in the case of the Dutch Issuer, by any two of its Managing Directors. The signature of any of these officers on the Securities may be manual or facsimile.

    The Guarantees shall be executed on behalf of the Guarantor by its Chairman of the Board, its President or one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Guarantees may be manual or facsimile.

    Securities or Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the applicable Issuer or the Guarantor, as the case may be, shall bind such Issuer or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or Guarantees or did not hold such offices at the date of such Securities or Guarantees.

    At any time and from time to time after the execution and delivery of this Indenture, an Issuer may deliver Securities of any series executed by such Issuer and having endorsed

                                       18
thereon Guarantees of the Guarantor to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities and a Guarantor Order from the Guarantor approving the delivery of the Guarantees endorsed thereon, or, in the case of Securities offered in a Periodic Offering, from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of electronic instructions from such Issuer or the Guarantor or its respective duly authorized agents, promptly confirmed in writing by such Issuer or the Guarantor) acceptable to the Trustee as may be specified from time to time by an Issuer Order for establishing the specific terms of particular Securities being so offered, and the Trustee in accordance with such Issuer Order and Guarantor Order shall authenticate and deliver such Securities having such Guarantees endorsed thereon. If the form or forms or terms of the Securities of the series and the applicable Guarantees have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities and Guarantees and accepting the additional responsibilities under this Indenture in relation to such Securities and Guarantees, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

         (a) that the form or forms of such Securities and the applicable Guarantees endorsed thereon have been established in conformity with the provisions of this Indenture;

         (b) that the terms of such Securities and the applicable Guarantees endorsed thereon have been established in conformity with the provisions of this Indenture;

         (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer thereof in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of such Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

         (d) that such Guarantees, when authenticated and delivered by the Trustee and issued by the Guarantor in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

         (e) that authentication and delivery of such Securities and Guarantees and the execution and delivery of the supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture;

         (f) that such Issuer has the corporate power to issue such Securities, and has duly taken all necessary corporate action with respect to such issuance;

         (g) that the Guarantor has the corporate power to issue such Guarantees, and has duly taken all necessary corporate action with respect to such issuance;

        (h) that the issuance of such Securities will not contravene the certificate of incorporation or bylaws of such Issuer or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such counsel by which such Issuer is bound; and

         (i) that the issuance of such Guarantees will not contravene the certificate of incorporation or bylaws of the Guarantor or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such counsel by which the Guarantor is bound;

provided, however, that, with respect to Securities of a series and the applicable Guarantees offered in a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel in connection only with the first authentication of each form of Securities of such series and Guarantees and that the opinions described in Clauses (b), (c) and (d) above may state, respectively, that

         (b) if the terms of such Securities and the applicable Guarantees endorsed thereon are to be established pursuant to an Issuer Order or a Guarantor Order or pursuant to such procedures as may be specified from time to time by an Issuer Order or a Guarantor Order, all as contemplated by a Board Resolution or action taken pursuant thereto, such terms will have been duly authorized by the Issuer thereof and the Guarantor and established in conformity with the provisions of this Indenture;

         (c) that such Securities, when executed by such Issuer, completed, authenticated and delivered by the Trustee in accordance with this Indenture, and issued and delivered by such Issuer and paid for, all in accordance with any agreement of such Issuer relating to the offering, issuance and sale of such Securities, will be duly issued under this Indenture and will constitute valid and legally binding obligations of such Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting generally the enforcement of creditors' rights and to general principles of equity; and

         (d) that such Guarantees, when executed by the Guarantor, completed, authenticated and delivered by the Trustee in accordance with this Indenture, and issued and delivered by the Guarantor and paid for, all in accordance with any agreement of the applicable Issuer and the Guarantor relating to the offering, issuance and sale of such Guarantees, will be duly issued under this Indenture and will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting generally the enforcement of creditors' rights and to general principles of equity.

    In rendering such Opinion of Counsel, counsel may rely, as to all matters governed by the laws of jurisdictions other than the State of New York, the Delaware General Corporation Law and the federal law of the United States, upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the Opinion of Counsel shall state that such counsel believes that such counsel and the Trustee are entitled so to rely.

    With respect to Securities of a series and the applicable Guarantees endorsed thereon offered in a Periodic Offering, the Trustee may conclusively rely, as to the authorization of any of such Securities by the Issuer thereof or of such Guarantees by the Guarantor, the form or forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel, Issuer Order, Guarantor Order and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, in connection with the first authentication of a form of Securities of such series and the applicable Guarantees endorsed thereon and it shall not be necessary for such Issuer or the Guarantor to deliver such Opinion of Counsel and other documents (except as may be required by the specified other procedures, if any, referred to above) at or prior to the time of authentication of each Security of such series or applicable Guarantee endorsed thereon unless and until the Trustee receives notice that such Opinion of Counsel or other documents have been superseded or revoked, and may assume compliance with any conditions specified in such Opinion of Counsel (other than any conditions to be performed by the Trustee). If such form or forms or terms have been so established, the Trustee shall not be required to authenticate such Securities or Guarantees if the issue of such Securities or Guarantees pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities or Guarantees and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

    Each Security and the applicable Guarantee endorsed thereon shall be dated the date of its authentication.

    No Security or Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security or Guarantee a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security or Guarantee shall be conclusive evidence, and the only evidence, that such Security or Guarantee has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security or Guarantee shall have been authenticated and delivered hereunder but never issued and sold by the applicable Issuer and Guaranteed by the Guarantor, and such Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security and Guarantee has never been issued and sold by such Issuer, for all purposes of this Indenture such Security and Guarantee shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

    SECTION 304.  TEMPORARY SECURITIES.

    Pending the preparation of definitive Securities of any series, the applicable Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities and having endorsed thereon Guarantees of the Guarantor substantially of the tenor of definitive Guarantees, in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

    If temporary Securities of any series are issued, the applicable Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of like tenor of such series upon surrender of the temporary Securities of such series at the office or agency of the applicable Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the applicable Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of like tenor and of any authorized denominations which have endorsed thereon the Guarantees of the Guarantor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

    SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

    Each of the Issuers shall cause to be kept at the Corporate Trust Office of the Trustee a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the applicable Issuer shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

    Upon surrender for registration of transfer of any Security of any series at the office or agency of the applicable Issuer in any Place of Payment for such series, the applicable Issuer shall execute and the Trustee shall authenticate and deliver (in the name of the designated transferee or transferees) one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor which have endorsed thereon the Guarantees of the Guarantor.

    At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at the office or agency of the applicable Issuer in any Place of Payment for such series. Whenever any Securities are so surrendered for exchange, the applicable Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the applicable Issuer and the Guarantor, evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

    Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the applicable Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to such Issuer and the Security Registrar duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing.

    No service charge shall be made for any registration of transfer or exchange of Securities, but the applicable Issuer may require payment of a sum sufficient to cover any tax or

                                       22
other   governmental  charge  that  may  be   imposed  in  connection  with  any
registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

    None of the Issuers shall be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

    Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any Global Security shall be exchangeable pursuant to this
Section 305 for Securities registered in the name of Persons other than the Depositary for such Security or its nominee only if (i) such Depositary notifies the applicable Issuer that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, (ii) the applicable Issuer executes and delivers to the Trustee an Issuer Order that such Global Security shall be so exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series.

    Notwithstanding any other provision of this Indenture, a Global Security may not be transferred except as a whole by the Depositary for such Global Security to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

    SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

    If any mutilated Security is surrendered to the Trustee, the applicable Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount having endorsed thereon the applicable Guarantee and bearing a number not contemporaneously outstanding.

    If there shall be delivered to the applicable Issuer, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the applicable Issuer, the Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, such Issuer shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount having endorsed thereon the applicable Guarantee and bearing a number not contemporaneously outstanding.

    In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the applicable Issuer in its discretion may, instead of issuing a new Security, pay such Security.

    Upon the issuance of any new Security under this Section, the applicable Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

    Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the applicable Issuer and the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

    SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

    Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered in the Security Register at the close of business on the Regular Record Date for such Interest Payment Date.

    Any interest on any Security of any series which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the applicable Issuer, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The applicable Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. Such Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time such Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify such Issuer of such Special Record Date and, in the name and at the expense of such Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at such Holder's address as it appears in the Security Register, not less than 10 days prior to

                                       24
    such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The applicable Issuer may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by such Issuer to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

    Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

    SECTION 308.  PERSONS DEEMED OWNERS.

    Prior to due presentment of a Security for registration of transfer, the applicable Issuer, the Guarantor, the Trustee and any agent of such Issuer, the Guarantor or the Trustee may treat the Person in whose name such Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither such Issuer, the Guarantor, the Trustee nor any agent of such Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

    No holder of any beneficial interest in any Global Security held on its behalf by a Depositary (or its nominee) shall have any rights under this Indenture with respect to such Global Security or any Security represented thereby, and such Depositary may be treated by the applicable Issuer, the Guarantor, the Trustee, and any agent of such Issuer, the Guarantor or the Trustee as the owner of such Global Security or any Security represented thereby for all purposes whatsoever. Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent such Issuer, the Guarantor, the Trustee, or any agent of such Issuer, the Guarantor or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interest, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominees) as Holder of any Security.

    SECTION 309.  CANCELLATION.

    All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. Any Issuer or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which such Issuer or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any

                                       25
other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which such Issuer has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed unless otherwise directed by an Issuer Order.

    SECTION 310.  COMPUTATION OF INTEREST.

    Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

    SECTION 311.  PAYMENT TO BE IN PROPER CURRENCY.

    In the case of any Securities denominated in any currency (the "Required Currency") other than United States of America dollars, except as otherwise provided therein, the obligation of the applicable Issuer to make any payment of principal, premium or interest thereon shall not be discharged or satisfied by any tender by such Issuer, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee will take such actions as is required under that certain Exchange Rate Agent Agreement between the Issuers and the Trustee. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by such Issuer, such Issuer shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

    SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

    This Indenture shall upon an Issuer Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and any right to receive Additional Amounts as provided in Section 1011), with respect to such Issuer and the Guarantor, and the Trustee, at the expense of such Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1) either

           (A) all Securities of such Issuer theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by

                                       26
       such Issuer or the Guarantor and thereafter repaid to such Issuer or the Guarantor or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

           (B) all such Securities not theretofore delivered to the Trustee for cancellation

                 (i) have become due and payable, or

                (ii) will become due and payable at their Stated Maturity within one year, or

                (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of such Issuer, and such Issuer or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount, in the currency in which such Securities are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the respective Stated Maturity or Redemption Date, as the case may be;

         (2) such Issuer or the Guarantor has paid or caused to be paid all other sums payable hereunder by such Issuer, and

         (3) such Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

    Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the applicable Issuer and the Guarantor to the Trustee under
Section 607, the obligations  of the Trustee to  any Authenticating Agent  under
Section 614, and, if money shall have been deposited with the Trustee pursuant to Subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

    SECTION 402.  APPLICATION OF TRUST MONEY.

    Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent
(including the applicable Issuer or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee but such money need not be segregated from other funds except to the extent required by law.

    SECTION 403.  DEFEASANCE AND DISCHARGE OF INDENTURE.

    If principal of and any premium and interest on Securities of any series are denominated and payable in United States of America dollars, the applicable Issuer and the Guarantor shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding

                                       27
Securities of such series on the 91st day after the date of the deposit referred to in subparagraph (d) hereof, and the provisions of this Indenture, as they relate to such Outstanding Securities, shall no longer be in effect (and the Trustee, at the expense of such Issuer or the Guarantor, shall upon an Issuer Request of such Issuer, execute proper instruments acknowledging the same), except as to:

         (a) the rights of Holders of Securities to receive, from the trust funds described in subparagraph (d) hereof, (i) payment of the principal of (and premium, if any) or interest on the Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest and (ii) the benefit of any mandatory sinking fund payments applicable to the Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities;

         (b) such Issuer's and the Guarantor's obligations, respectively, with respect to such Securities under Sections 305, 306, 1002 and 1003; and

         (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder;

    provided that, the following conditions shall have been satisfied:

         (d) the applicable Issuer or the Guarantor has deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 609) as trust funds in the trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (A) or
    (B) of this subparagraph (d) money in an amount or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of (and premium, if any) and each installment of principal of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity of such principal or installment of principal and interest and (B) any mandatory sinking fund payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

         (e) such deposit shall not cause the Trustee with respect to the Securities of such series to have a conflicting interest as defined in
    Section 608 and for purposes of the Trust Indenture Act with respect to the Securities of any series;

         (f) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the applicable Issuer or the Guarantor is a party or by which it is bound;

         (g) such provision would not cause any Outstanding Securities then listed on the New York Stock Exchange or other securities exchange to be de-listed as a result thereof;

        (h) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

         (i) such Issuer or the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that there has been a change in applicable United States Federal law such that, or such Issuer or the Guarantor has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that, Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposits, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

         (j) such Issuer or the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance contemplated by this Section have been complied with.

                                  ARTICLE FIVE
                                    REMEDIES

    SECTION 501.  EVENTS OF DEFAULT.

    "Event of Default", wherever used herein with respect to Securities of any series of an Issuer, and unless otherwise provided with respect to Securities of any series of an Issuer pursuant to Section 301(11), means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

         (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

         (4) default in the performance, or breach, of any covenant or warranty of such Issuer or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of one or more Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail (which in the case of the Dutch Issuer or the Canadian Issuer shall be international air mail), to such Issuer and the Guarantor by the Trustee or to such Issuer, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) an event of default, as defined in any indenture or instrument under which any Issuer, the Guarantor or any Restricted Subsidiary shall have outstanding at least $10,000,000 aggregate principal amount of indebtedness for money borrowed, shall happen and be continuing and such indebtedness shall, as a result thereof, have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within 10 days after notice thereof shall have been given, by registered or certified mail (which in the case of the Dutch Issuer or Canadian Issuer shall be international air mail), to such Issuer and the Guarantor by the Trustee, or to such Issuer, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities of that series at the time Outstanding; provided, however, that if such event of default under such indenture or instrument shall be remedied or cured by such Issuer, the Guarantor or such Restricted Subsidiary, as the case may be, or waived by the holders of such indebtedness, then, unless the Securities of any series shall have been accelerated as provided herein, the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any Holders of the Securities of any series; or

         (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the applicable Issuer or the
    Guarantor in an involuntary case or proceeding under any applicable Bankruptcy Law or (B) a decree or order adjudging such Issuer or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of such Issuer or the Guarantor under any applicable Bankruptcy Law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Issuer or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (7) the commencement by the applicable Issuer or the Guarantor of a voluntary case or proceeding under any applicable Bankruptcy Law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of such Issuer or the Guarantor in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Bankruptcy Law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Issuer or the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by such Issuer or the Guarantor in furtherance of any such action; or

         (8) any other Event of Default provided with respect to Securities of that series.

    SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

    If an Event of Default with respect to Outstanding Securities of any series of any Issuer occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series of such Issuer are Original Issue Discount Securities, such lesser portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to such Issuer and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified portion thereof) shall become immediately due and payable.

    At any time after such a declaration of acceleration with respect to Outstanding Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to applicable Issuer, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

         (1) such Issuer or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

           (A) all overdue interest on all Securities of that series,

           (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

           (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

           (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607; and

         (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

    No such rescission shall affect any subsequent default or impair any right consequent thereon.

    SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
TRUSTEE.

    Each of the Issuers covenants that if

         (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made by such Issuer in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, such Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Security, the whole amount then due and payable on such Security for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest at the rate or rates prescribed therefor in such Security, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

    If such Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against such Issuer or any other obligor upon such Security and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of such Issuer or any other obligor upon such Security, wherever situated.

    If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

    SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to an Issuer, the Guarantor or any other obligor upon the Securities or the property of such Issuer, the Guarantor or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on such Issuer or the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (i) to file and prove a claim for the whole amount of principal (and premium, if any) or such portion of the principal amount of any series of Original Issue Discount Securities as may be specified in the terms of such series and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
    Section 607) and of the Holders allowed in such judicial proceeding, and

        (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of

                                       32
such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

    SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

    All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and for any other amounts due the Trustee under Section 607, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

    SECTION 506.  APPLICATION OF MONEY COLLECTED.

    Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 607; and

        SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

        THIRD: The balance, if any, to the Person or Persons entitled thereto.

    SECTION 507.  LIMITATION ON SUITS.

    No Holder of any Security of any series of an Issuer shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Guarantees or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series of such Issuer;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series of such Issuer shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

    SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

    Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

    SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

    If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the applicable Issuer, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

    SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

    Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

    SECTION 511.  DELAY OR OMISSION NOT WAIVER.

    No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

    SECTION 512.  CONTROL BY HOLDERS.

    The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

    SECTION 513.  WAIVER OF PAST DEFAULTS.

    The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series of an Issuer may, on behalf of the Holders of all the Securities of such series, waive any past default hereunder with respect to such series and its consequences, except a default

         (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series of such Issuer, or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

    Each of the Issuers and the Guarantor may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have waived such default prior to the date which is 90 days after such record date, any such waiver of such default previously given shall automatically and without further action by any Holder be canceled and of no further effect.

    Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

    SECTION 514.  UNDERTAKING FOR COSTS.

    All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply to any suit instituted by any of the Issuers or the Guarantor, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series of the applicable Issuer, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption
Date).

    SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS.

    Each of the Issuers and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuers and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX
                                  THE TRUSTEE

    SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

    The provisions of TIA Section 315 shall apply to the Trustee.

    SECTION 602.  NOTICE OF DEFAULTS.

    Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series of an Issuer, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that in the case of any default of the

                                       36
character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

    SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.

    Subject to the provisions of TIA Section 315(a) through 315(d):

         (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of an Issuer or the Guarantor mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, a Guarantor Request or Guarantor Order or as otherwise expressly provided herein and any resolution of the Board of Directors of such Issuer or the Guarantor may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or follow any request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against any costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such fact or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer or the Guarantor, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

        (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture; and

         (i) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

    SECTION 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

    The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of any of the Issuers or the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by any of the Issuers of Securities of the proceeds thereof.

    SECTION 605.  MAY HOLD SECURITIES.

    The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Issuers or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Issuers or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

    SECTION 606.  MONEY HELD IN TRUST.

    Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with an Issuer or the Guarantor in writing, as the case may be.

    SECTION 607.  COMPENSATION AND REIMBURSEMENT.

    Each of the Issuers and the Guarantor agrees

         (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify the Trustee and its agents for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

    The obligations of each Issuer and the Guarantor under this Section 607 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the resignation and removal of the Trustee. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities, and the Securities are hereby subordinated to each senior claim.

    SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.

    The provisions of TIA Section 310(b) shall apply to the Trustee.

    SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

    There shall at all times be a Trustee hereunder which shall be eligible to act under TIA Section 310(a)(1), shall have a combined capital and surplus of at least $50,000,000 and shall be subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. None of the Issuers or the Guarantor, nor any Person directly or indirectly controlling, controlled by or under common control with an Issuer or the Guarantor, shall act as Trustee hereunder.

    SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series of an Issuer by giving written notice thereof to such Issuer. If the instrument of acceptance by a successor Trustee required by
    Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the applicable Issuer and the Guarantor.

         (d) If at any time:

           (1) the Trustee shall fail to comply with TIA Section 310(b) after written request therefor by the applicable Issuer or the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

           (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the applicable Issuer or the Guarantor or by any such Holder, or

           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the applicable Issuer by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to
    Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series of an Issuer, such Issuer, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series of a particular Issuer) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series of a particular Issuer shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series of such Issuer delivered to such Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series of such Issuer and to that extent supersede the successor Trustee appointed by such Issuer. If no successor Trustee with respect to the Securities of any series of an Issuer shall have been so appointed by such Issuer or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series of such Issuer for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series of such Issuer.

         (f) The applicable Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series of such Issuer and each appointment of a successor Trustee with respect to the Securities of any series of such Issuer by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series of such Issuer as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

    SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to each of the Issuers, to the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of any of the Issuers, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series of one or more Issuers, the applicable Issuer or Issuers, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series of such Issuer to which the appointment of such successor Trustee relates; but, on request of the applicable Issuer or Issuers and the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms "Indenture" and "Securities" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 101 which contemplate such situation.

         (c) Upon request of any such successor Trustee, the applicable Issuer or Issuers and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         (e) The retiring Trustee shall have no liability for any acts or omissions of any successor Trustee hereunder.

         (f) Upon the appointment of any successor Trustee, hereunder, all fees, charges and expenses of the retiring Trustee shall become immediately due and payable.

    SECTION 612.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; in case any of the Securities shall not have been authenticated by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may authenticate such Securities either in the name of such predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

    SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUERS OR
GUARANTOR.

    The Trustee shall comply with TIA Section 311(a). A Trustee which has resigned or been removed is subject to TIA Section 311(a) to the extent indicated therein.

    SECTION 614.  APPOINTMENT OF AUTHENTICATING AGENT.

    At any time when any of the Securities remain Outstanding the Trustee, with the concurrence of the applicable Issuer or Issuers, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the applicable Issuer or Issuers and shall at all times be a corporation organized and doing business under the laws of the United States of America,

                                       42
any State thereof or the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

    Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

    An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the applicable Issuer or Issuers. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the applicable Issuer or Issuers. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the applicable Issuer or Issuers and shall mail written notice of such appointment in the manner provided in Section 105, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

    The applicable Issuer or Issuers agree to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

    If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

    This is one of the Securities of the series designated herein and issued pursuant to the within-mentioned Indenture.
                                          THE CHASE MANHATTAN BANK

                                                                      as Trustee
                                          By ___________________________________
                                                  As Authenticating Agent
                                          By ___________________________________
                                                    Authorized Officer

                                 ARTICLE SEVEN
                     HOLDERS' LISTS AND REPORTS BY TRUSTEE,
                           ISSUERS AND THE GUARANTOR

    SECTION 701. ISSUERS AND GUARANTOR TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

    If the Trustee is not acting as Security Registrar for the Securities of any series, each of the Issuers and the Guarantor will furnish or cause to be furnished to the Trustee.

         (a) at intervals of no more than six months commencing after the first issue of such series, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the time such information is furnished, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by an Issuer or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

    SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
    Section 701 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by TIA Section 312(b).

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuers, the Guarantor and the Trustee that none of the Issuers, the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

    SECTION 703.  REPORTS BY TRUSTEE.

    Within 60 days after May 1 of each year commencing with the later of May 1, 1996 or the first May 1 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in TIA Section 313(c) a brief report dated as of such May 1 if required by TIA Section 313(a). A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the applicable Issuer. The applicable Issuer will notify the Trustee when any Securities are listed on any stock exchange.

    SECTION 704.  REPORTS BY ISSUERS AND GUARANTOR.

    Each of the Issuers and the Guarantor shall:

         (1) file with the Trustee, within 15 days after it is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which such Issuer or the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15 (d) of the Securities Exchange Act of 1934; or, if such Issuer or the Guarantor is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by such Issuer or the Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

         (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by such Issuer or the Guarantor pursuant to paragraphs
    (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

         (4) furnish to the Trustee, within 120 days after the end of each fiscal year of such Issuer or the Guarantor ending after the date hereof, a brief certificate of such Issuer's or the Guarantor's respective principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of such Issuer's or the Guarantor's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                                 ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

    SECTION 801.  ISSUER OR GUARANTOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN
TERMS.

    Neither of the Issuers nor the Guarantor shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

         (1) the Person formed by such consolidation or into which such Issuer or the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of such Issuer or the Guarantor substantially as an

                                       45
    entirety shall be a corporation, partnership or trust, shall be organized and validly existing, in the case of the Guarantor, under the laws of the United States of America, any State thereof or the District of Columbia and, in the case of the Issuers, under the laws of any jurisdiction, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, in the case of any of the Issuers, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of such Issuer to be performed or observed, and, in the case of the Guarantor, the due and punctual performance of the Guarantee (including all Additional Amounts, if any, payable pursuant to Section 1011 and subsection (3) below) and the performance or observance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

         (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

         (3) the Person formed by such consolidation with an Issuer or into which such Issuer is merged or to whom the Issuer has conveyed, transferred or leased its properties and assets substantially as an entirety (if such Person's Issuer Jurisdiction, as defined in Section 1011, is not within the United States) agrees to indemnify the Holder of each Security against (a) any Additional Amounts imposed on any such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease; and (b) any costs or expenses of the act of such consolidation, merger, conveyance, transfer or lease; and

         (4) the applicable Issuer or the Guarantor, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

    SECTION 802.  SUCCESSOR SUBSTITUTED.

    Upon any consolidation of an Issuer or the Guarantor with, or merger by an Issuer or the Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of an Issuer or the Guarantor substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which such Issuer or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, such Issuer or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as an Issuer or the Guarantor herein, as the case may be, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

    SECTION 803.  ASSUMPTION BY GUARANTOR OR SUBSIDIARY OF ISSUER'S OBLIGATIONS.

    The Guarantor or any Subsidiary of the Guarantor may, where permitted by law assume the obligations of an Issuer (or any Person which shall have previously assumed the obligations of an Issuer) for the due and punctual payment of the principal of (and any premium),

                                       46
interest on and any other payments with respect to the Securities and the performance of every covenant of this Indenture and the Securities on the part of such Issuer to be performed or observed, provided that:

         (1) the Guarantor or such Subsidiary, as the case may be, shall expressly assume such obligations by an indenture supplemental hereto, in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee and if such Subsidiary assumes such obligations, the Guarantor shall, by such supplemental indenture, confirm that its Guarantees shall apply to such Subsidiary's obligations under the Securities and this Indenture, as modified by such supplemental indenture;

         (2) the Guarantor or such Subsidiary, as the case may be, shall agree in such supplemental indenture, to the extent provided in the Securities, to pay any and all Additional Amounts;

         (3) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

         (4) the Guarantor or such Subsidiary, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such assumption and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

         (5) such assumption shall not result in adverse tax consequences to any Holder, and the Person assuming such obligations shall not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

    Upon any such assumption, the Guarantor or such Subsidiary shall succeed to, and be substituted for, and may exercise every right and power of, the applicable Issuer under this Indenture with the same effect as if the Guarantor or such Subsidiary had been named as an "Issuer" herein, and the Person named as an "Issuer" in the first paragraph of this instrument or any successor Person which shall theretofore have become such in the manner prescribed in this Article shall be released from its liability as obligor upon the Securities.

                                  ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

    SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

    Without the consent of any Holders, an Issuer and the Guarantor, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to such Issuer or the Guarantor and the assumption by any such successor of the covenants of such Issuer or the Guarantor herein and in the Securities or Guarantees; or

         (2) to add to the covenants of such Issuer or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of one or more specified series) or to surrender any right or power herein conferred upon such Issuer or the Guarantor; or

         (3) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are being included solely for the benefit of such series); or

         (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

         (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or
    (ii) shall become effective only when there is no such Security Outstanding; or

         (6) to secure the Securities; or

         (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

         (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

         (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

    SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

    With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the applicable Issuer, the Guarantor and the Trustee, the applicable Issuer, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series of such Issuer under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

         (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any such Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of an Issuer or the Guarantor to pay Additional Amounts pursuant to Section 1011 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any such Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or any repayment date), or

         (2) reduce the percentage in principal amount of the Outstanding Securities of any series of such Issuer, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture,

         (3)  modify any of the  provisions of this Section  902, Section 513 or
    Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided however, that this Clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 902 and Section 1010, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8), or

         (4) modify or affect in any manner adverse to the interests of the Holders of any Securities the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of the principal thereof, premium, if any, and interest, if any, thereon or any sinking fund payments provided in respect thereof.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities of an Issuer, or which modifies the rights of the Holders of Securities of such series of such Issuer with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

    The applicable Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed for such purpose, the Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

    SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

    In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and an Officer's Certificate stating that all conditions precedent to the execution of such supplemental indenture as set forth herein have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

    SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

    Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.

    SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

    Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

    SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

    Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in a form approved by the Trustee as to any matter provided for in such supplemental indenture. If the applicable Issuer and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and such Issuer and the Guarantor, to any such supplemental indenture may be prepared and executed by such Issuer, the Guarantees of the Guarantor may be endorsed thereon and such securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

    SECTION 907.  NOTICE OF SUPPLEMENTAL INDENTURES.

    Promptly after the execution by the applicable Issuer, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the applicable Issuer or the Guarantor shall give notice thereof to the Holders of each Outstanding Security so affected, pursuant to Section 106, setting forth in general terms the substance of such supplemental indenture.

                                  ARTICLE TEN
                                   COVENANTS

    SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST; PERFORMANCE UNDER GUARANTEE.

    Each of the Issuers covenants and agrees for the benefit of each series of Securities of such Issuer that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. In the absence of contrary provisions with respect to the Securities of any series, interest on the Securities of any series may, at the option of the applicable Issuer, be paid by check mailed to the address of the Person entitled thereto as it appears on the Security Register.

    The Guarantor covenants and agrees for the benefit of each series of Securities that it will duly and punctually perform its obligations under the Guarantees in accordance with the terms of such Guarantees and this Indenture.

    SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

    Each of the Issuers will maintain in each Place of Payment for any series of Securities of such Issuer an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon such Issuer in respect of the Securities of that series and this Indenture may be served. The Guarantor will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Guarantor in respect of Securities of any series and this Indenture may be served. Each of the Issuers and the Guarantor will give prompt written notice to the Trustee of the location and any change in the location of such office or agency. If at any time an Issuer or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and such Issuer and the Guarantor hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

    Each of the Issuers may also from time to time designate one or more other offices or agencies where the Securities of one or more series of such Issuer may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve such Issuer of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The applicable Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

    SECTION 1003.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

    If any of the Issuers or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency in which such series of

Securities is payable sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its failure so to act.

    Whenever any of the Issuers shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the applicable Issuer will promptly notify the Trustee of its failure so to act.

    The applicable Issuer will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the applicable Issuer (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

    Any of the Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the applicable Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Issuer or such Paying Agent, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

    Any money deposited with the Trustee or any Paying Agent, or then held by any of the Issuers or the Guarantor, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the applicable Issuer on Issuer Request, or (if then held by such Issuer or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the applicable Issuer or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of such Issuer or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the applicable Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day

                                       52
and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the applicable Issuer on Issuer Request.

    SECTION 1004.  EXISTENCE.

    Subject to Article Eight, the Issuer and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that each of the Issuers and the Guarantor shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the applicable Issuer or the Guarantor, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders.

    SECTION 1005.  MAINTENANCE OF PROPERTIES.

    The Issuers and the Guarantor each will cause all properties used or useful in the conduct of its business or the business material to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the applicable Issuer or the Guarantor, as the case may be, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent an Issuer or the Guarantor from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the applicable Issuer or the Guarantor, as the case may be, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

    SECTION 1006.  PAYMENT OF TAXES AND OTHER CLAIMS.

    The Issuers and the Guarantor each will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the applicable Issuer or the Guarantor or upon the income, profits or property of such Issuer or the Guarantor, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property; PROVIDED, HOWEVER, that such Issuer or the Guarantor, as the case may be, shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith.

    SECTION 1007.  RESTRICTION ON SECURED DEBT.

    (a) So long as any of the Securities are Outstanding, the Guarantor will not itself, and will not permit any Restricted Subsidiary to, incur, issue, assume or guarantee any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this Article called "Debt"), secured by pledge of, or mortgage or other lien on, any Principal Property, now owned or hereafter owned by the Guarantor or any Restricted Subsidiary, or any shares of stock or Debt of any Restricted Subsidiary (pledges, mortgages

                                       53
and other liens being hereinafter in this Article called "Lien" or "Liens"), without effectively providing that the Securities of each series then Outstanding and the Guarantee thereof (together with, if the Guarantor shall so determine, any other Debt of the Guarantor or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities of each series then Outstanding and the Guarantee thereof) shall be secured equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured; provided, however, that this Section shall not apply to, and there shall be excluded from secured Debt in any computation under this Section, Debt secured by:

         (1) Liens on any Principal Property acquired, constructed or improved by the Guarantor or any Restricted Subsidiary after the date of this
    Indenture which are created or assumed contemporaneously with such acquisition, construction or improvement, or within 120 days before or after the completion thereof, to secure or provide for the payment of all or any part of the cost of such acquisition, construction or improvement (including related expenditures capitalized for Federal income tax purposes in connection therewith) incurred after the date of this Indenture;

         (2) Liens of or upon any property, shares of capital stock or Debt existing at the time of acquisition thereof, whether by merger, consolidation, purchase, lease or otherwise (including Liens of or upon property, shares of capital stock or indebtedness of a corporation existing at the time such corporation becomes a Restricted Subsidiary);

         (3) Liens in favor of the Guarantor or any Restricted Subsidiary;

         (4) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof or political entity affiliated therewith, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments, or other obligations, pursuant to any contract or statute or to secure any Debt incurred for the purpose of financing all or any part of the cost of acquiring, constructing or improving the property subject to such Liens (including Liens incurred in connection with pollution control, industrial revenue or similar financings);

         (5) Liens imposed by law, such as mechanics', workmen's, repairmen's, materialmen's, carriers', warehousemen's, vendors' or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Guarantor or any Restricted Subsidiary, or deposits or pledges to obtain the release of any of the foregoing;

         (6) pledges or deposits under workmen's compensation laws or similar legislation and Liens of judgments thereunder which are not currently dischargeable, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Guarantor or any Restricted Subsidiary is a party, or deposits to secure public or statutory obligations of the Guarantor or any Restricted Subsidiary, or deposits in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or deposits of cash or

                                       54
    obligations of the United States of America to secure surety, appeal or customs bonds to which the Guarantor or any Restricted Subsidiary is a party, or deposits in litigation or other proceedings such as, but not limited to, interpleader proceedings;

         (7) Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Liens arising out of judgments or awards against the Guarantor or any Restricted Subsidiary with respect to which the Guarantor or such Restricted Subsidiary is in good faith prosecuting an appeal or proceedings for review; or Liens incurred by the Guarantor or any Restricted Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Guarantor or such Restricted Subsidiary is a party;

         (8) Liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings;

         (9) Liens consisting of easements, rights-of-way, zoning restrictions, restrictions on the use of real property, and defects and irregularities in the title thereto, landlords' liens and other similar liens and encumbrances none of which interfere materially with the use of the property covered thereby in the ordinary course of the business of the Guarantor or such Restricted Subsidiary and which do not, in the opinion of the Guarantor, materially detract from the value of such properties; or

       (10) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (1) to (9), inclusive; provided, that (i) such extension, renewal or replacement Lien shall be limited to all or a part of the same property, shares of stock or Debt that secured the Lien extended, renewed or replaced (plus improvements on such property) and (ii) the Debt secured by such Lien at such time is not increased.

    (b) Notwithstanding the restrictions contained in subdivision (a) of this Section, the Guarantor and its Restricted Subsidiaries, or any of them, may incur, issue, assume or guarantee Debt secured by Liens without equally and ratably securing the Securities of each series then Outstanding and the Guarantee thereof, provided, that at the time of such incurrence, issuance, assumption or guarantee, after giving effect thereto and to the retirement of any Debt which is concurrently being retired, the aggregate amount of all outstanding Debt secured by Liens which could not have been incurred, issued, assumed or guaranteed by the Guarantor or a Restricted Subsidiary without equally and ratably securing the Securities of each series then Outstanding and the Guarantee thereof except for the provisions of this subdivision (b) does not at such time exceed 10% of Consolidated Net Tangible Assets of the Guarantor.

    SECTION 1008.  RESTRICTION ON SALE AND LEASEBACK TRANSACTIONS.

    (a) So long as any of the Securities are Outstanding, the Guarantor will not itself, and it will not permit any Restricted Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Guarantor or any Restricted Subsidiary) or to which any such lender or investor is a party, providing for the leasing by the Guarantor or a Restricted Subsidiary for a period, including renewals, in excess of three years of any Principal Property which has been or is to be sold or transferred

                                       55
by the Guarantor or any Restricted Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Property (herein referred to as a "Sale and Leaseback Transaction") unless either:

         (1) The Guarantor or such Restricted Subsidiary would, at the time of entering into such arrangement, be entitled, without equally and ratably securing the Securities of each series then Outstanding or the Guarantee thereof, to incur Debt secured by a Lien on such property, pursuant to paragraphs (1) to (10), inclusive, of Section 1007; or

         (2) the Guarantor within 120 days after the sale or transfer shall have been made by the Guarantor or by a Restricted Subsidiary, applies an amount equal to the greater of (i) the net proceeds of the sale of the Principal Property sold and leased back pursuant to such arrangement or (ii) the fair market value of the Principal Property so sold and leased back at the time of entering into such arrangement (as determined by any two of the following: the Chairman or a Vice Chairman of the Board of the Guarantor, its President, its Chief Financial Officer, its Vice President of Finance, its Treasurer or its Controller) to the retirement of Funded Debt of the Guarantor; provided, that the amount to be applied to the retirement of Funded Debt of the Guarantor shall be reduced by (A) the principal amount of any Securities delivered within 120 days after such sale to the Trustee for retirement and cancellation, and (B) the principal amount of Funded Debt, other than Securities, voluntarily retired by the Guarantor within 120 days after such sale. Notwithstanding the foregoing, no retirement referred to in this clause (a)(2) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or mandatory prepayment provision.

    (b) Notwithstanding the restrictions contained in subdivision (a) of this Section, the Guarantor and its Restricted Subsidiaries, or any of them, may enter into a Sale and Leaseback Transaction, provided, that at the time of such transaction, after giving effect thereto, the aggregate amount of all Attributable Debt in respect of Sale and Leaseback Transactions existing at such time which could not have been entered into except for the provisions of this subdivision (b) does not at such time exceed 10% of Consolidated Net Tangible Assets of the Guarantor.

    (c) A Sale and Leaseback Transaction shall not be deemed to result in the creation of a Lien.

    SECTION 1009.  DEFEASANCE OF CERTAIN OBLIGATIONS.

    The following provisions shall apply to the Securities of each series of an Issuer unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto pursuant to Section 301. The applicable Issuer or the Guarantor, as the case may be, may omit to comply with any term, provision or condition applicable to it set forth in Sections 1005, 1006, 1007 and 1008 and any such omission with respect to Sections 1005, 1006, 1007 and 1008 shall not be an Event of Default, in each case with respect to the Securities of that series of such Issuer, provided that the following conditions have been satisfied:

         (1) with reference to this Section 1009, the applicable Issuer or the Guarantor has deposited or caused to be irrevocably deposited with the Trustee (or another trustee

                                       56
    satisfying the requirements of Section 609) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (i) money in an amount, or
    (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause
    (A) or (B) of this subparagraph (1) money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of (and premium, if any) and each instalment of principal (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity of such principal or installments of principal and interest and (B) any mandatory sinking fund payments or analogous payments applicable to the Securities of such series of such Issuer on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

         (2) such deposit shall not cause the Trustee with respect to the Securities of such series to have a conflicting interest as defined in
    Section 608 and for purposes of the Trust Indenture Act with respect to the Securities of any series;

         (3) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which such Issuer or the Guarantor is a party or by which it is bound;

         (4) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit;

         (5) such Issuer or the Guarantor has delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and

         (6) such Issuer or the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated in this Section have been complied with.

    SECTION 1010.  WAIVER OF CERTAIN COVENANTS.

    Any Issuer and the Guarantor may, with respect to the Securities of any series of such Issuer, omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1008, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or

                                       57
condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of such Issuer and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

    An Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any such term, provision or condition. If a record date is fixed for such purpose, the Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to waive any such term, provision or condition hereunder, whether or not such Holders remain Holders after such record date; provided that unless the Holders of not less than a majority in principal amount of the Outstanding Securities of such series of such Issuer shall have waived such term, provision or condition prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no further effect.

    SECTION 1011.  ADDITIONAL AMOUNTS.

    (a) Unless otherwise provided in the terms of the Securities of a series of any Issuer established as contemplated by Section 301, such Issuer will pay to the Holder of any Security of such series all amounts of principal of and any premium, and interest on Securities without deduction or withholding for any withholding taxes, levies, imposts and other governmental charges whatsoever imposed by or for the account of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Dutch Issuer or the Canadian Issuer (or the successor thereto) is incorporated or is a resident for tax purposes (the "Issuer Jurisdiction"), or if deduction or withholding or any such taxes, levies, imposts, assessments or other governmental charges shall at any time be required by the Issuer Jurisdiction, the applicable Issuer will pay as additional interest such Additional Amounts to which such Holder is then currently entitled. Subject to the foregoing provisions, whenever in this Indenture there is mentioned, in any context, the payment of the principal of and any premium and interest on any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

    Unless otherwise provided in the terms of the Securities of a series established as contemplated by Section 301 at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters as set forth in the below-mentioned Officers' Certificate, the applicable Issuer will furnish the Trustee and such Issuer's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series without withholding for or on account of any tax, levy, impost, assessment or other governmental charge described in the Securities of that series. If

                                       58
any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and such Issuer will pay to the Trustee or such Paying Agent or Paying Agents the Additional Amounts required by this Section. Each of the Issuers and the Guarantor covenant to indemnify each of the Trustee and any Paying Agent for, and to hold each of them harmless against, any loss, liability or expense arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section, except to the extent that any such loss, liability or expense is due to its own negligence or bad faith.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

    SECTION 1101.  APPLICABILITY OF ARTICLE.

    Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

    SECTION 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

    The election of an Issuer to redeem any Securities shall be evidenced by an Officers' Certificate. An Issuer shall, at least 45 days prior to the Redemption Date fixed by such Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of

         (1) such Redemption Date,

         (2) if the Securities of such series of such Issuer have different terms and less than all of the Securities of such series of such Issuer are to be redeemed, the terms of the Securities to be redeemed, and

         (3) if less than all the Securities of such series with identical terms are to be redeemed, the principal amount of such Securities to be redeemed.

In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the applicable Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

    SECTION 1103.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

    If less than all the Securities of like tenor of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of like tenor of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of like tenor of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

    The Trustee shall promptly notify the applicable Issuer in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

    SECTION 1104.  NOTICE OF REDEMPTION.

    Notice of redemption shall be given in the manner provided in Section 106 by first-class mail, postage prepaid, to each Holder of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

    All notices of redemption shall state:

         (1) the Redemption Date,

         (2) the Redemption Price,

         (3) if less than all the Outstanding Securities of like tenor of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

         (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

         (6) that the redemption is for a sinking fund, if such is the case.

    Notice of redemption of Securities to be redeemed at the election of any of the Issuers shall be given by the applicable Issuer or, at such Issuer's request, by the Trustee in the name and at the expense of such Issuer.

    SECTION 1105.  DEPOSIT OF REDEMPTION PRICE.

    On or prior to any Redemption Date, the applicable Issuer shall deposit with the Trustee or with a Paying Agent (or, if such Issuer or the Guarantor is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money in immediately available funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

    SECTION 1106.  SECURITIES PAYABLE ON REDEMPTION DATE.

    Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the applicable Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice,

                                       60
such Security shall be paid by the applicable Issuer at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

    SECTION 1107.  SECURITIES REDEEMED IN PART.

    Any Security which is to be redeemed in part shall be surrendered at a Place of Payment for such series (with, if the applicable Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to such Issuer and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the applicable Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; provided, however, that if a Global Security is so surrendered, such new Security so issued shall be a new Global Security in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.

    SECTION 1108.  OPTIONAL REDEMPTION DUE TO CHANGES IN TAX TREATMENT.

    Each series of Securities of any Issuer may be redeemed at the option of such Issuer in whole but not in part at any time (except in the case of Securities that have a variable rate of interest, which may be redeemed on any Interest Payment Date) at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption (except in the case of Outstanding Original Issue Discount Securities which may be redeemed at the Redemption Price specified by the terms of such series of Securities) if,
(i) the applicable Issuer is or would be required to pay Additional Amounts as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the Issuer Jurisdiction or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such Issuer Jurisdiction is a party, which change, execution or amendment becomes effective on or after the date of issuance of such series pursuant to Section 301(7) (or in the case of an assumption by the Guarantor or its Subsidiary of obligations of the applicable Issuer under the Securities pursuant to Section 803, the date of such assumption), or (ii) as a result of any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which the Issuer Jurisdiction is a party, which change, execution or amendment becomes effective on or after a date on which the Guarantor or any of its subsidiaries (an "Intercompany Debtor") borrows money from the applicable Issuer, the Intercompany Debtor is or would be required to deduct or withhold tax on any payment to the applicable Issuer to enable such Issuer to make any payment of principal, premium, if any, or interest, and the payment of such Additional Amounts, in the case of clause (i) or such

                                       61
deductions or withholding, in the case of clause (ii) cannot be avoided by the use of any reasonable measures available to the Issuer, the Guarantor or the Intercompany Debtor. Prior to the giving of notice of redemption of such Securities pursuant to this Indenture, the Issuer will deliver to the Trustee an Officers' Certificate, stating that such Issuer is entitled to effect such redemption and setting forth in reasonable detail a statement of circumstances showing that the conditions precedent to the right of such Issuer to redeem such Securities pursuant to this Section have been satisfied.

                                 ARTICLE TWELVE

                                 SINKING FUNDS

    SECTION 1201.  APPLICABILITY OF ARTICLE.

    The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

    The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

    SECTION 1202.  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

    An Issuer (1) may deliver Outstanding Securities of like tenor of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of like tenor of a series which have been redeemed either at the election of the applicable Issuer pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of like tenor of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

    SECTION 1203.  REDEMPTION OF SECURITIES FOR SINKING FUND.

    Not less than 60 days prior to each sinking fund payment date for Securities of like tenor of a series, the applicable Issuer will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of like tenor of that series pursuant to Section 1202 and, at the time of delivery of such Officers' Certificate, will also deliver to the Trustee any Securities to be so delivered.

                                       62
Not less than 45 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of such Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN
                            GUARANTEE OF SECURITIES

    SECTION 1301.  GUARANTEE.

    (a) The Guarantor hereby unconditionally guarantees to each Holder of a Security of each series of an Issuer authenticated and delivered by the Trustee or an Authenticating Agent, the due and punctual payment of the principal of (including any amount in respect of original issue discount), and any premium and interest (together with any Additional Amounts payable pursuant to the terms of such Security), on such Security and the due and punctual payment of the sinking fund payment, if any, and analogous obligations, if any, provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at maturity or upon redemption, repayment or upon declaration or otherwise according to the terms of such Security and of this Indenture (the "Guaranteed Obligations"). In case of default by an Issuer in the payment of any such principal (including any amount in respect of original issue discount), premium, interest (together with any Additional Amounts payable pursuant to the terms of such Security), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of any such Security, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the same or any waiver, modification or indulgence granted to the applicable Issuer with respect thereto by the Holder of such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the applicable Issuer, any right to require a proceeding first against such Issuer, protect or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to any such Security except by payment in full of the principal of (including any amount payable in respect of original issue discount) and any premium and interest (together with any Additional Amounts payable pursuant to the terms of such Security), thereon.

    (b) The Guarantor further agrees that its Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

    (c) The Guarantor agrees that it shall not be entitled to, and hereby irrevocably waives, any right to which it may be entitled, by operation of law or otherwise, upon making any

                                       63
payment hereunder, to be subrogated in relation to the Holders or the Trustee in respect of any Guaranteed Obligations, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Issuer in respect thereof. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations may be accelerated as provided in Section 502 for the purposes of the Guarantor's Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (y) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Section 502, such Guaranteed Obligations shall forthwith become due and payable by the Guarantor for the purpose of this Article 1301.

    (d) The Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Article 1301.

    (e) The Guarantee set forth in this Article 1301 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

    SECTION 1302.  EXECUTION AND DELIVERY OF GUARANTEES.

    To evidence its guarantee specified in Section 1301 to the Holders of Securities of any series of an Issuer, the Guarantor hereby agrees to execute the Guarantee to be endorsed on each Security of such series authenticated and delivered by the Trustee or an Authenticating Agent as provided in Section 303, and the delivery of such Security by the Trustee or any Authenticating Agent, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

    SECTION 1303.  GUARANTEE UNCONDITIONAL, ETC.

    Upon failure of payment when due of any Guaranteed Obligation for whatever reason, the Guarantor will be obligated to pay the same immediately. The Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional, irrespective of: the recovery of any judgment against the applicable Issuer or the Guarantor; any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the applicable Issuer under this Indenture or any Security, by operation of law or otherwise; any modification or amendment of or supplement to this Indenture or any Security; any change in the corporate existence, structure or ownership of the applicable Issuer, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting such Issuer or its assets or any resulting release or discharge of any obligation of such Issuer contained in this Indenture or any Security; the existence of any claim, set-off or other rights which the Guarantor may have at any time against the applicable Issuer, the Trustee, any Holder or any other Person, whether in connection herewith or any unrelated transactions; provided, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; any claim of invalidity or unenforceability relating to or against the applicable Issuer for any reason under this Indenture or any Security, or any provision of applicable law or regulation purporting to prohibit the payment by the applicable Issuer of the principal of or interest on any Security or any other Guaranteed Obligation; or any other act or omission to act or delay of any kind by the applicable Issuer, the Trustee, any Holder or any other

                                       64
Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the applicable Issuer, any right to require a proceeding first against such Issuer, protest, notice and all demand whatsoever and covenants that this Guarantee will not be discharged except by the complete performance of the obligations contained in the Securities, this Indenture and in this Article Thirteen. The Guarantor's obligations hereunder shall remain in full force and effect until the principal of and interest on the Securities and all other Guaranteed Obligations shall have been paid in full. If at any time any payment of the principal of or interest on any Security or any other payment in respect of any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the applicable Issuer or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time, and this Article Thirteen, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the applicable Issuer with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the applicable Issuer in respect thereof.
                            ------------------------

    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and, in the case of the Trustee, the corporate seal of the Trustee to be hereunto affixed and attested, all as of the day and year first above written.

                                          HONEYWELL INC.

                                          By          /s/ PAUL N. SALEH
                                            ------------------------------------
                                             Paul N. Saleh
                                             Vice President and Treasurer

Attest:

      /s/ SIGURD UELAND, JR.
- ----------------------------------
Sigurd Ueland, Jr.
Vice President and Secretary

                                          HONEYWELL FINANCE B.V.

                                          By          /s/ PAUL N. SALEH
                                            ------------------------------------
                                             Paul N. Saleh
                                            Managing Director

                                          By        /s/ SIGURD UELAND, JR.
                                            ------------------------------------
                                             Sigurd Ueland, Jr.
                                            Managing Director

Attest:

          /s/ L. HIELEMA
- ----------------------------------
L. Hielema
Managing Director

                                          HONEYWELL CANADA LIMITED

                                          By          /s/ PAUL N. SALEH
                                            ------------------------------------
                                             Paul N. Saleh
                                            President and Chief Executive
                                             Officer

                                          By        /s/ SIGURD UELAND, JR.
                                            ------------------------------------
                                             Sigurd Ueland, Jr.
                                            Secretary

Attest:

        /s/ WARREN SIMPSON
- ----------------------------------
Warren Simpson
Vice President and Assistant
Secretary

                                          THE CHASE MANHATTAN BANK
                                           not individually, but solely as
                                          Trustee

                                          By          /s/ VALERIE DUNBAR

                                            ------------------------------------
                                            Name  Valerie Dunbar
                                             ___________________________________
                                            Title  Vice President
                                             ___________________________________

Attest:

     /s/ JOHN T. NEEDHAM, JR.
- ----------------------------------
Name  John T. Needham, Jr.
 _________________________________
Title  Assistant Treasurer
 _________________________________

[SEAL]

STATE OF MINNESOTA           )
                             ) SS.
COUNTY OF HENNEPIN  )
    On the ____ day of ___________, 1996 before me personally came Paul N. Saleh to me known, who, being by me duly sworn, did depose and say that he is Vice President and Treasurer of Honeywell Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; and that he signed his name thereto by authority of the Board of Directors of said corporation.

[SEAL]
                                          ______________________________________
                                          Notary Public

STATE OF MINNESOTA           )
                             ) SS.
COUNTY OF HENNEPIN  )
    On the ____ day of ___________, 1996 before me personally came Paul N. Saleh to me known, who, being by me duly sworn, did depose and say that he is Managing Director of Honeywell Finance B.V., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; and that he signed his name thereto by authority of the Board of Managing Directors of said corporation.

[SEAL]
                                          ______________________________________
                                          Notary Public
STATE OF MINNESOTA           )
                             ) SS.
COUNTY OF HENNEPIN  )
    On the ____ day of ___________, 1996 before me personally came Sigurd Ueland, Jr. to me known, who, being by me duly sworn, did depose and say that he is Managing Director of Honeywell Finance B.V., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; and that he signed his name thereto by authority of the Board of Managing Directors of said corporation.

[SEAL]
                                          ______________________________________
                                          Notary Public

STATE OF MINNESOTA           )
                             ) SS.
COUNTY OF HENNEPIN  )
    On the ____ day of ___________, 1996 before me personally came Paul N. Saleh to me known, who, being by me duly sworn, did depose and say that he is President and Chief Executive Officer of Honeywell Canada Limited, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; and that he signed his name thereto by authority of the Board of Directors of said corporation.

[SEAL]
                                          ______________________________________
                                          Notary Public

STATE OF MINNESOTA           )
                             ) SS.
COUNTY OF HENNEPIN  )
    On the ____ day of ___________, 1996 before me personally came Sigurd Ueland, Jr. to me known, who, being by me duly sworn, did depose and say that he is Secretary of Honeywell Canada Limited, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; and that he signed his name thereto by authority of the Board of Directors of said corporation.

[SEAL]
                                          ______________________________________
                                          Notary Public

STATE OF NEW YORK  )
                          ) SS.
COUNTY OF KINGS           )
    On  the  ____   day  of   ___________,  1996  before   me  personally   came
                   to me known, who, being by me duly sworn, did depose and say that he is Vice President of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[SEAL]
                                          ______________________________________
                                          Notary Public